The patient investor

QUARTERLY REPORT: 06/30/19

Ariel Fund

Ariel Appreciation Fund

Ariel Focus Fund

Ariel International Fund

Ariel Global Fund

PLEASE NOTE: Beginning March 31, 2021, quarterly reports will no longer be automatically sent by mail. See inside for more information.

Slow and steady wins the race.

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

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One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Equity investments are affected by market conditions. The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund* invest in micro, small and/or mid-cap companies. Investing in micro, small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests primarily in equity securities of companies of any size in order to provide investors access to superior opportunities in companies of all market capitalizations. Ariel Focus Fund is a non-diversified fund in that it generally holds only 20-30 stocks and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

Beginning on March 31, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by following the three easy steps described on our website at arielinvestments.com/e-delivery.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling us at 800.292.7435 or, if applicable, by contacting your intermediary. Your election to receive reports in paper will apply to all Funds held within the Ariel Investment Trust fund complex or held through your financial intermediary.

* The Ariel Discovery Fund was liquidated and reorganized with and into Ariel Fund after 3:00 PM Central Time on June 28, 2019.

Important Promotion and Company Update

I am delighted to announce the promotion of my longtime business partner and friend, Mellody Hobson, to Co-CEO of Ariel. This news is exciting, but unsurprising. As many know, Mellody has spent her entire professional career of nearly 28 years at our firm and has served as Ariel’s President since 2000.

I first met Mellody at a college recruitment event for Chicago area high school students. She was 17 years old and her academic excellence made her a standout. She joined Ariel as a summer intern between her sophomore and junior years at Princeton and then became a member of our client services and marketing team upon graduation. What I most remember about her early days at Ariel was her incredible work ethic, passion for the investment industry, and never-ending desire to exceed expectations. Today, Mellody is exactly the same—energetic and relentless in her pursuit of excellence.

Henry Ford once said, “Whether you think you can or you can’t, you’re right.” Mellody’s success is a testament to “can.” Her ascent to Co-CEO is a direct result of her own focus, patience, independent thinking and team play—a “can do” spirit that is infectious. She is also, hands down, the person to have by your side during challenging times because she is unflappable. I have seen Mellody’s fortitude and resolve in the tensest of situations. She stands firm when others are shaky. She is a beacon in a storm—disciplined and thoughtful when others lose perspective. I have personally leaned on Mellody in some of the most critical times of my life and she has been the most devoted friend and colleague that a person could have. Mellody’s loyalty has never been blind, but focuses on helping others see more clearly.

To read more from John W. Rogers, Jr., Chairman & Co-CEO, about Mellody and Ariel’s future, visit arielinvestments.com/ company-update-07-10-19 or just scan the QR code from your phone’s camera.

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DARK DISCOURSE

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 6/30/19

	2Q19		YTD		1-year		3-year		5-year		10-year		Since inception*
Ariel Fund	+	0.77%	+	18.50%	–	0.72%	+	11.92%	+	6.71%	+	15.14%	+ 11.03%
Russell 2500TM Value Index	+	1.89		+ 15.26	–	1.92	+	8.98	+	5.55	+	13.28	+ 10.88
Russell 2500TM Index	+	2.96		+ 19.25	+	1.77	+	12.34	+	7.66	+	14.44	+ 10.66
S&P 500® Index	+	4.30		+ 18.54	+	10.42	+	14.19	+	10.71	+	14.70	+ 10.38
* The inception date for Ariel Fund is 11/06/86.
Average annual total returns as of 6/30/19
	2Q19		YTD		1-year		3-year		5-year		10-year		Since inception*
Ariel Appreciation Fund	+	1.19%	+	16.96%	+	0.02%	+	8.77%	+	4.97%	+	13.81%	+ 10.34%
Russell Midcap® Value Index	+	3.19		+ 18.02	+	3.68	+	8.95	+	6.72	+	14.56	+ 11.17
Russell Midcap® Index	+	4.13		+ 21.35	+	7.83	+	12.16	+	8.63	+	15.16	+ 11.23
S&P 500® Index	+	4.30		+ 18.54	+	10.42	+	14.19	+	10.71	+	14.70	+ 9.76

* The inception date for Ariel Appreciation Fund is 12/01/89.

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For the quarter ending June 30, 2019, large stocks beat mid-sized issues, and midcaps beat their small fry brethren. Meanwhile, growth continued to outpace value—boosted by their higher-octane tech names. The market’s twists and turns were masked by Ariel Fund’s flat +0.77% return which trailed the Russell 2500 Value Index and the Russell 2500 Index which gained +1.89% and +2.96% respectively. The S&P 500 rose +4.30%. Although our Consumer Discretionary names performed well during the quarter, the Financial Services and Material & Processing Sectors created the biggest drag on our results. Year-to-date, the story is better with Ariel Fund gaining +18.50% which is ahead of the Russell 2500 Value Index’s +15.26% return and only slightly behind the Russell 2500 Index’s +19.25% gain. The S&P 500 continues its gravity-defying ascent and is up +18.54% so far this year.

Meanwhile, Ariel Appreciation Fund earned +1.19% which lagged both the Russell Midcap Value and Russell Midcap indices which earned +3.19% and +4.13% respectively. We were most helped by avoiding the Energy and Utility sectors while our Producer Durables and Materials & Processing names underperformed. Year-to-date, Ariel Appreciation Fund has gained +16.96% versus +18.02% for the Russell Midcap Value Index and +21.35% for the Russell Midcap Index.

DARK DISCOURSE

With the Game of Thrones phenomenon now over, it was hard to miss the mostly negative reactions to the show’s conclusion. While widely hailed as one of the most successful dramas of modern times, the twitterverse literally went mad when the last credits rolled. One could easily sum up the show’s ending with three words (spoiler alert!)—the Starks won. For viewers, the long-suffering Stark family was owed some happiness—so one would think their victory would be celebrated. But happy endings are not very popular these days. And so it seems, Game of Thrones is just another casualty of our age—a time when our public discourse goes dark right away.

This darkness extends beyond our entertainment. An ominous mood prevails. It feels as if anything in the world might go wrong at any time. Social media makes going viral easy and as a result, people are continually bracing themselves for the worst. Our global political discourse is only adding fuel to this fire. From North Korean missiles, to Russian trolls, to a Brexit stalemate, to the endless tweets—the world is on edge. In the rough and tumble world of politics, negative attacks are nothing new, but the lack of civility is taking its toll. Mental health experts cite growing levels of anxiety and depression. And when the human spirit is under siege, our decision-making is compromised. This is evident in today’s stock market—where on any given day, a headline on CNN or Fox News can cause markets to surge or plunge for reasons completely unrelated to underlying business or company fundamentals. Even though we hold onto the view that risk and return are reasonably correlated, “risk on/risk off” is now considered an investment philosophy.

FINDING THE GOOD

A wise man once said, “We have enormous opportunities disguised as intractable problems.” To this point, as value managers, we are wired to believe plenty of upside can be imbedded in the downside. By targeting companies that are widely misunderstood, ignored or underfollowed—we know a prevailing negative view can lead to significant financial gains. Interestingly, in the investing world, the mood remains dark despite a strong market—which is causing plenty of stocks to be oversold regularly. It is for precisely this reason that we are still able to find value in a market that has mostly rallied for more than a decade.

Our core belief is that over the long-term, stocks trade on fundamentals, not speculation. In our search for investment opportunities, our job is to be skeptical but not negative. There is a difference. We train our analysts and portfolio managers to ask questions instead of simply assuming the worst. Facts matter. A search for truth allows us to establish an unemotional investment thesis. The harder the problem, the more information and context we seek. Oftentimes, more context means enlarging the frame to see the bigger picture. Interestingly, few would say they are in search of the “smaller picture” but that is exactly what Wall Street’s short-termism feels like. This matters greatly because we believe your focus becomes your reality. Unlike the buy/sell mentality that rules the day, we are not in search of the next “trade.” Instead, our focus on being patient investors drives our long-term results.

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We once heard someone say, “We should be optimistic about the past.” It is a brilliant concept. In many ways, Warren Buffett speaks to this same idea when he recounts how the market managed to post remarkable gains from the beginning to the end of the last century while overcoming everything from wars, to recessions, to the Great Depression. From today’s vantage point, hindsight looks pretty good. We suspect the same will be true a hundred years from now. This thinking is not wishful, it is anchored in history. Besides, no mood lasts forever.

PORTFOLIO COMINGS AND GOINGS

We did not initiate any new positions in Ariel Fund or Ariel Appreciation Fund during the quarter. However, in Ariel Fund, we successfully sold out of Oaktree Capital Group LLC (OAK), as the company announced it was being acquired by Brookfield Asset Management. We also ended the pain with Bristow Group, Inc. (BRS) which was definitely a swing and huge miss for us. With the benefit of hindsight, it is apparent that we overestimated the helicopter company’s brand, scale and global reach. In the end, with the company faced with too many challenges to overcome, we accepted our losses and moved on from the stock.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr. Chairman and Co-CEO	Mellody Hobson Co-CEO and President

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Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, CFA	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio	Portfolio
manager	manager	manager

Composition of equity holdings (%)

	Ariel Fund†	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index
Consumer discretionary	31.22	10.62	13.86	14.76
Financial services	25.44	40.01	26.54	19.71
Producer durables	20.40	14.75	15.31	10.01
Materials & processing	7.97	7.19	7.00	2.92
Consumer staples	6.15	2.85	2.27	6.36
Health care	5.77	5.26	13.24	13.72
Technology	2.69	7.24	14.33	22.15
Energy	0.00	4.89	3.00	5.05
Utilities	0.00	7.18	4.32	5.33
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 06/30/19

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Fund–Investor Class	0.77	-0.72	11.92	6.71	15.14	8.69	11.03

Ariel Fund–Institutional Class†	0.85	-0.42	12.25	7.03	15.41	8.81	11.11

Russell 2500TM Value Index	1.89	-1.92	8.98	5.55	13.28	9.05	10.88

Russell 2500TM Index	2.96	1.77	12.34	7.66	14.44	8.92	10.66

S&P 500® Index	4.30	10.42	14.19	10.71	14.70	5.90	10.38

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/18)

Investor Class	1.01%

Institutional Class	0.72%

Top ten equity holdings (% of net assets)

1.	KKR & Co., Inc.	4.6	6.	Mohawk Industries, Inc.	3.6
2.	Zebra Technologies Corp.	4.1	7.	Mattel, Inc.	3.4
3.	Lazard Ltd., Class A	3.8	8.	Viacom, Inc., Class B	3.4
4.	Interpublic Group of Cos., Inc.	3.7	9.	U.S. Silica Holdings, Inc.	3.3
5.	J.M. Smucker Co.	3.7	10.	JLL	3.3

.

†

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

See index descriptions on page 44.

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Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr.	Timothy R. Fidler, CFA
Co-portfolio	Co-portfolio
manager	manager

Composition of equity holdings (%)

	Ariel Apprec- iation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index
Financial services	30.24	34.09	26.47	19.71
Consumer discretionary	24.89	11.59	14.49	14.76
Producer durables	19.88	11.56	13.16	10.01
Health care	13.60	6.87	9.56	13.72
Consumer staples	5.71	4.63	3.91	6.36
Materials & processing	1.46	7.01	6.29	2.92
Energy	1.05	5.64	3.79	5.05
Technology	1.04	6.72	15.38	22.15
Utilities	0.00	11.88	6.88	5.33
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 06/30/19

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Appreciation Fund– Investor Class	1.19	0.02	8.77	4.97	13.81	7.89	10.34

Ariel Appreciation Fund– Institutional Class†	1.27	0.36	9.10	5.31	14.08	8.02	10.43

Russell Midcap® Value Index	3.19	3.68	8.95	6.72	14.56	9.15	11.17

Russell Midcap® Index	4.13	7.83	12.16	8.63	15.16	8.99	11.23

S&P 500® Index	4.30	10.42	14.19	10.71	14.70	5.90	9.76

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/18)

Investor Class	1.13%

Institutional Class	0.82%

Top ten equity holdings (% of net assets)

1.	Stanley Black & Decker, Inc.	4.3	6.	J.M. Smucker Co.	3.8
2.	Laboratory Corp. of America Holdings	4.3	7.	Kennametal, Inc.	3.8
3.	Aflac, Inc.	4.2	8.	Zimmer Biomet Holdings, Inc.	3.6
4.	First American Financial Corp.	4.2	9.	BorgWarner, Inc.	3.6
5.	Northern Trust Corp.	4.1	10.	Progressive Corp.	3.5

†

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

See index descriptions on page 44.

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THE DOWNSIDE OF POPULARITY

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 6/30/19

	2Q19		YTD		1-year		3-year		5-year		10-year		Since inception*
Ariel Focus Fund	+	3.17%	+	17.12%	–	0.40%	+	10.32%	+	4.18%	+	10.68%	+ 5.59%
Russell 1000® Value Index	+	3.84	+	16.24	+	8.46	+	10.19	+	7.46	+	13.19	+ 7.41
S&P 500® Index	+	4.30	+	18.54	+	10.42	+	14.19	+	10.71	+	14.70	+ 8.93

* The inception date for Ariel Focus Fund is 06/30/05.

Ariel Focus Fund returned +3.17% in the second quarter, modestly trailing the Russell 1000 Value Index which gained +3.84% as well as the S&P 500 which rose +4.30%. Year to date, Ariel Focus Fund has modestly outperformed the Russell 1000 Value gaining +17.12% versus +16.24% for the benchmark but trails the technology heavy S&P 500 which rose +18.54%.

WHAT HELPED, WHAT HURT

Blackstone Group L.P. (BX) was both our largest position and our best performing stock during the quarter. The investment business is highly unpredictable. We have argued for some time that BX, a widely respected company in the highly profitable alternative asset management industry, traded at a depressed valuation due to its corporate structure. Organized as a partnership, mutual funds and index funds could not or would not own the stock. In April, BX announced it would convert to the more common C-Corp structure making the company an investable option for a large group of new buyers. Its shares jumped +16% in the days following the announcement, returned +28.19% for the quarter and +52.97% year-to-date as of June 30, 2019.

We began 2018 with three financial sector holdings trading at a discount due to their partnership structures: KKR & Co. Inc. (KKR), Blackstone Group and Lazard Ltd. (LAZ).

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In the last twelve months, two of the three have converted to C-Corps which has driven up their share prices. As the last holdout, LAZ has been the worst performer of the three, declining -30% over the last year. We predict LAZ management will use the experience of KKR and BX and convert in the not too distant future. We added to our position in the second quarter.

The second company to help performance in the quarter was Lockheed Martin Corporation (LMT) which returned +21.90%. Our thesis is focused almost entirely on the F-35, the tactical fighting aircraft designed to service the U.S. Airforce, Army, Navy and Marines, as well as our NATO allies. Current Defense Department estimates predict the U.S. will purchase 2,663 F-35s at an average cost of $85 million. LMT is projected to be the primary supplier of the F-35 through at least 2037, with supply and maintenance revenue extending well beyond. We had an initial opportunity to purchase LMT’s stock at an attractive price when initial cost overruns depressed profitability during the early years of the program. In more recent years, the company’s shares have been pressured by projections of reduced Defense Department spending due to the wind-down of the wars in Afghanistan and Iraq. Recent threats from Iran, combined with growing Chinese military expenditures have reminded us of Plato’s unfortunate proverb, “Only the dead have seen the end of war.”

Zimmer Biomet Holdings, Inc. (ZBH), which increased +23.35% in the first quarter, gave back some of those gains in the second quarter declining -7.61%. Most of the news from ZBH has been positive this year, with the company getting FDA approval for its ROSA system, a robotically-assisted knee replacement technology. Its first quarter appreciation reduced its relative discount to other leading Med-Tech players. ZBH is also still facing manufacturing bottlenecks resulting from regulatory compliance at plants acquired in the Biomet acquisition. We believe ZBH should be on track to fix these issues later this year or early in 2020. Likewise, we continue to believe the company is well positioned to take advantage of increased demand for replacement hips and knees from an aging population.

All four of our energy and materials companies saw their stock price decline in the second quarter. Concerns about a slowing global economy combined with record North American oil production pressured West Texas

Intermediate Oil prices. Calls from investors to manage oil-field capital expenditures curtailed demand for National Oilwell Varco Inc.’s (NOV) exploration and drilling equipment. Continued flooding across the American Midwest reduced farm plantings and demand for Mosaic Company’s (MOS) fertilizer products. MOS’s stock declined -8.14% in the quarter. While our long-term thesis for increased food consumption and fertilizer demand is intact, short-term pressures at MOS have been daunting. From broken dams in Brazil to flooded Iowa cornfields, MOS has suffered from a string of natural disasters.

THE DOWNSIDE OF POPULARITY

We will spend the remainder of this letter reviewing a new theory recently proposed by Roger Ibbotson and two of his colleagues, Thomas Idzorek and Paul Kaplan. Ibbotson et al (henceforth “Ibbotson”) call their theory the Popularity Asset Pricing Model, PAPM or simply Popularity. In common usage, “popularity” means how much something is liked or desired. All else being equal, there is higher demand for the more popular versus the less popular. And more demand, with supply held equal, will produce a higher price.

Ibbotson takes this idea of popularity and applies it to investment characteristics like volatility, liquidity, growth, as well as brand recognition. He postulates that, because the number of securities is limited, assets with popular characteristics will result in higher prices. Importantly, higher initial prices with the same underlying cash flows will produce lower (not higher) future returns. Imagine two bonds, both paying $100 per year in interest. If the first bond had a price of $1,100 and the second bond a price of $1,000, (perhaps because the first bond was issued by a popular company like Apple Inc. (AAPL) while the second bond was issued by a less well known but equal credit quality private company) the SECOND BOND would have a higher expected return, not the more popular bond. This analysis produces the hypothesis of a negative return to popularity. Investments with popular features will have lower expected returns than comparable securities without those features.

Ibbotson positions his PAPM as a generalization of the Capital Asset Pricing Model. CAPM argued a high correlation to the market (“Beta”) would be unpopular and

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would therefore require a higher expected return. PAPM simply expands that model to lots of other characteristics such as growth, wide moats, liquidity, general reputation and absence of negative tail risk.

Ibbotson tested his hypothesis using historical U.S. equity returns and believes the results strongly support the PAPM thesis. Importantly, he uses this framework to test many of the historical “anomalies” finance professors have documented over time. Small cap, value and less liquid stocks being less popular outperform. He argues low volatility is unpopular and that low volatility outperformance is therefore consistent with his theory. Like many important theories, the PAPM takes something we already knew and makes it more formal and more general. The idea that illiquid private securities would be less popular than liquid publicly traded alternatives and would therefore require a higher expected return is hardly new. But up until now, most models of asset pricing and expected return have been based on the idea that all humans seek to minimize risk. Risk may take many forms (Beta, lack of growth, illiquidity, etc.), but in the end all securities are priced with a tradeoff between risk and expected return. The Popularity Asset Pricing Model says it is not risk, but popularity that is being priced. The more popular characteristics, the higher the initial price, and the lower the expected return.

One can quickly see how many of our everyday economic experiences are consistent with PAPM. Why are restaurants notoriously bad investments? Because people like to be restaurant owners. People like to cook and to eat and to entertain. It is a very popular entrepreneurial path. On average, it is not a profitable one. A very high percentage of new restaurants fail before their second anniversary.

Before we had ever heard of the Popular Asset Pricing Model, we used a simple phrase to describe a similar idea. “Never invest in something, which other people invest in for non-economic reasons.” Sports teams, movies, diamonds, wine, and high-end modern art are examples of non-economically motivated asset classes. Many invest in these assets for reasons other than capital appreciation and are willing to accept lower returns. Today, fast growing technology FANG stocks are very popular. We will stick with less popular, out of favor, higher expected return alternatives.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy

Portfolio manager

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Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy
Portfolio manager

Composition of equity holdings (%)

	Ariel Focus Fund†	Russell 1000 Value Index	S&P 500 Index
Financial services	30.39	28.25	19.71
Producer durables	18.23	7.63	10.01
Consumer discretionary	16.82	9.87	14.76
Health care	15.36	14.59	13.72
Energy	5.92	9.06	5.05
Technology	5.44	8.97	22.15
Materials & processing	3.78	4.18	2.92
Consumer staples	2.84	7.24	6.36
Utilities	0.00	10.20	5.33
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 06/30/19

	Quarter	1-year	3-year	5-year	10-year	Since inception
Ariel Focus Fund–Investor Class	3.17	-0.40	10.32	4.18	10.68	5.59
Ariel Focus Fund–Institutional Class+	3.26	-0.15	10.61	4.45	10.89	5.73
Russell 1000® Value Index	3.84	8.46	10.19	7.46	13.19	7.41
S&P 500® Index	4.30	10.42	14.19	10.71	14.70	8.93

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/18) [1]	Net	Gross
Investor Class	1.00%	1.20%
Institutional Class	0.75%	0.86%

Top ten equity holdings (% of net assets)

1.	Blackstone Group L.P.	6.0	6.	KKR & Co., Inc.	5.1
2.	Oracle Corp.	5.4	7.	BorgWarner, Inc.	4.1
3.	Snap-on, Inc.	5.4	8.	Lockheed Martin Corp.	4.1
4.	Hanger, Inc.	5.2	9.	Zimmer Biomet Holdings, Inc.	4.1
5.	CBS Corp., Class B	5.1	10.	Western Union Co.	3.9

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

[1]

Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2020. Through January 31, 2014, the Expense Cap was 1.25% for the Investor Class and 1.00% for the Institutional Class.

Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See index descriptions on page 44.

800.292.7435 11

A VIEW FROM THE TOP

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 6/30/19

	2Q19	YTD	1-year	3-year	5-year	Since inception*
Ariel International Fund	– 0.08%	+ 7.05%	– 1.41%	+ 3.72%	+ 1.15%	+ 5.46%
MSCI EAFE Net Index	+ 3.68	+ 14.03	+ 1.08	+ 9.11	+ 2.25	+ 7.22
MSCI ACWI ex-US Net Index	+ 2.98	+ 13.60	+ 1.29	+ 9.39	+ 2.16	+ 6.31
* The inception date for Ariel International Fund is 12/30/11. Average annual total returns as of 6/30/19
	2Q19	YTD	1-year	3-year	5-year	Since inception*
Ariel Global Fund	+ 0.84%	+ 9.99%	+ 2.37%	+ 7.20%	+ 4.41%	+ 8.09%
MSCI ACWI Net Index	+ 3.61	+ 16.23	+ 5.74	+ 11.62	+ 6.16	+ 9.98

* The inception date for the Ariel Global Fund is 12/30/11.

For the three months ending June 30, 2019, the market generally maintained its risk-on posture driving broad gains, while our risk-aware positioning lagged. As such, Ariel International and Global Funds underperformed their benchmarks. For the quarter, Ariel International Fund fell -0.08% versus +3.68% for the MSCI EAFE Index, and

+2.98% for the MSCI ACWI ex-US Index. Meanwhile, Ariel Global Fund increased +0.84% compared to +3.61% for the MSCI ACWI Index. In this environment, we continue to focus on taking advantage of research-driven market opportunities while managing risk.

12	ARIELINVESTMENTS.COM

FAANG RISKS HAVE BREACHED INVESTOR FIREWALLS

Supported by advancements in technology, high-speed connectivity and customized gadgets, the economy has experienced another era of remarkable growth in tech-based businesses, led by the near-vertical rise of the FAANG stocks—Facebook, Inc. (FB), Amazon.com, Inc. (AMZN), Apple Inc. (AAPL), Netflix, Inc. (NFLX) and Alphabet Inc. (GOOGL). Amid the multi-year global bull market, these tech giants have contributed disproportionately to benchmark gains. Accounting for 15% of the S&P 500 market cap in 2019—more than double the percentage of 2013—FAANG stocks’ aggregate forward earnings multiple has soared to nearly 35 times. However, as is true with many growth stocks, investors are not buying these names on fundamentals. Instead, we believe they are purchasing them on the expectation of a future where their dominance in our entertainment, social and professional lives endure.

Meanwhile, the FAANG gang is bobbing and weaving to survive the wide array of challenges confronting the sector. In what has become one of the most dynamic and competitive industries in history, the race for innovation is fraught with rivalry, and the stakes to remain relevant with mercurial digital consumers are high. For smartphones, Asian handset vendors are increasingly offering compelling or even superior alternatives to Apple products, pressuring the iPhone’s novelty and margins.

Concurrently, Netflix is on a spending spree, with the hope of defending its significance in an environment of escalating content costs and rising competitive intensity from deep-pocketed programmers, existing streaming services and new entrants. To fund its crusade, the company has tapped the high-yield bond market for more than $12 billion, interest expense has swelled and cash flow continues to drift deeper into negative territory.

Furthermore, heightened scrutiny and increasing regulatory requirements remain real risks. The European Union, the U.S. Department of Justice, the Federal Trade Commission (FTC) and other global governing bodies have each launched investigations or levied fines to combat anticompetitive behavior in the industry. U.S. government officials are also voicing concerns as these companies buy smaller players and edge closer to monopoly status. For example, Amazon continues to acquire businesses to further enhance the power of its infrastructure, illustrated by its $13.7 billion acquisition of Whole Foods Market in 2017. Data privacy is another lightning rod within the sector, with Facebook grappling with customer data scandals and in July 2019 settling with the FTC for $5 billion—the largest FTC fine in history.

Tech Saddled with Antitrust Scrutiny

July 18, 2018

European regulators fined Google 4.3B euros for breaching EU antitrust rules to “cement its dominant position in general internet search.”

February 7, 2019

German antitrust watchdog orders Facebook to stop merging data from different applications.

February 26, 2019

FTC’s Bureau of Competition launches a task force to monitor tech markets and investigate anti-competitive conduct.

March 8, 2019

Sen. Elizabeth Warren proposes breakup of Amazon, Facebook and Google.

March 20, 2019

Google is fined 1.5B euros for “abusive practices in online advertising,” focusing on AdSense for Search.

May 31, 2019

News surfaces the DOJ is preparing an investigation of Google.

June 3, 2019

House Judiciary Committee announces a “top-to-bottom review of the market power held by giant tech platforms.”

June 11, 2019

U.S. Assistant AG Makan Delrahim suggests there are “only one or two significant players in important digital spaces.”

July 17, 2019

European Commission opens an investigation into Amazon’s possible anti-competitive conduct.

July 23, 2019

DOJ Antitrust Division to review whether tech companies stifle innovation, reduce competition or otherwise harm consumers.

July 24, 2019

Facebook reaches agreement to pay $5B and $100M in penalties to the FTC and SEC, respectively, to settle privacy investigations.

800.292.7435 13

Finally, we note that trade uncertainty weighs on these names, particularly those for which overseas partners and supply chains may face tariffs or bans from the U.S.

As a result of competitive and regulatory headwinds, FAANG have been forced to reinvest their earnings to pioneer products and technologies; help meet regulatory requirements for data privacy; fund capital-intensive data centers; and/or finance high content costs. While it may be too early to write the obituaries for these high-fliers, lofty growth expectations are baked into current valuations, and in our view, investors are ignoring these key risks. We believe the best days of performance may be behind FAANG stocks, as good news is priced in, but looming troubles are not.

SHIFTING THE SPOTLIGHT: FAANG TO MANG

In Thinking, Fast and Slow, Daniel Kahneman writes, “The standard practice of open discussion gives too much weight to the opinions of those who speak early and assertively, causing others to line up behind them.”1 Kahneman is referring to the powerful research showing how individuals’ opinions or judgments can be swayed by others’ observations. The year-to-date performance of FAANG is a clear example of this phenomenon, as the rise in price is viewed by many investors as validation of their investment thesis. In the meantime, investors are ignoring the less-telegraphed steady growth and strong competitive positions of attractively valued MANG—Compagnie Générale des Établissements Michelin SCPA, Koninklijke Ahold Delhaize N.V., NTT DOCOMO, Inc. and GlaxoSmithKline plc. As contrarian investors, it should not surprise you that we strongly prefer names whose fundamentals are solid and rewards are not yet priced in.

For instance, Michelin Automotive is a global tire manufacturer based in France trading at roughly 9 times earnings and offering a 3.3% dividend yield. The company’s profitable razor/razor-blade business model is less dependent on new car sales (which are peaking), and more dependent on car miles driven (which remain stable). Michelin is also benefiting from a more favorable mix. Sales of luxury, high-performance cars and SUVs are growing, making the competitive and profitability dynamics of the larger-diameter wheel size category more beneficial for Michelin.

Ahold Delhaize is a Dutch food retailing company operating supermarkets with market-leading positions in the U.S. and the Netherlands. In 2017, Ahold shares sold off due to overblown fears of disruption following Amazon’s purchase of Whole Foods. This allowed us to opportunistically add to our position. Ultimately, after the transaction closed, Whole Foods did not lower prices and struggled to take market share from grocery incumbents. As we anticipated, it has been harder for Amazon to apply its distribution advantages in the grocery market as it has in other merchandise categories (such as books or apparel); the logistics and supply chains for fresh and perishable produce have different components from those of ambient goods. Furthermore, Ahold’s strong execution and judicious capital expenditure policies have helped it sustain superior operating margins. Ahold trades for approximately 12 times earnings, delivers prodigious free cash flow, and returns capital to shareholders through a generous 3.5% dividend yield and share repurchases.

NTT DOCOMO, Inc. is the largest wireless telecom service provider in Japan, commanding roughly 40% market share by revenue. Following years of heavy investment, the quality of the firm’s wireless network is among the best in the world. Therefore, incremental capital expenditures for the 5G technology buildout will likely be more muted relative to other carriers, helping preserve annual free cash flow and the company’s 4.4% dividend. Additionally, a disproportionate share of profits for DOCOMO come from loyal, higher-end subscribers who value superior network performance. In fact, DOCOMO’s churn rate is among the lowest in the industry, highlighting a particularly challenging level of allegiance to be addressed by a competitor’s acquisition strategy.

Finally, while there is significant innovation coming from Silicon Valley, we think an even greater degree of life-changing breakthroughs are occurring in the healthcare space—investors have failed to notice. Under the leadership of CEO Emma Walmsley, GlaxoSmithKline plc, a leading British pharmaceutical firm, has evolved from a respiratory company to one with an increasing expertise in next generation oncology and antiviral therapies.

GlaxoSmithKline’s vaccine business has generated strongly-received products such as SHINGRIX, the leading shingles vaccine, in which demand has outpaced supply. And the CEO

14	ARIELINVESTMENTS.COM

has continued to supplement organic growth with bolt-on acquisitions and joint ventures in its pharmaceutical and consumer divisions—all while paying a 5% dividend yield.

SEEING PAST THE FAANG FANFARE

In our view, while FAANG investors remain enticed by rising stock prices and dazzling growth, risks are increasing and the sustainability of current valuations is questionable. Ariel’s expertise lies within the execution of proprietary bottom-up research, which considers quantitative and qualitative criteria to assess the forward-looking risk and return profile of each name.

As contrarians, we are constantly looking for companies that are misunderstood by the consensus, or that have reached an inflection point at which the future is likely to be different from the past. While MANG comes with its own set of risks, we think the obstacles these companies face are largely priced in. These high conviction investment opportunities are illustrative of how we apply our intrinsic value discipline and go against the grain to generate above average returns with below average risk, and to ultimately identify what we believe will be the blue chips of tomorrow.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Rupal J. Bhansali
Portfolio manager

1 Kahneman, Daniel. Thinking, Fast and Slow. Farrar, Straus and Giroux. 2011.

800.292.7435 15

Ariel International Fund performance summary INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings* (%)

	Ariel International Fund†	MSCI EAFE Index	MSCI ACWI ex-US Index

Communication services	26.01	5.39	6.93
Health care	13.32	11.16	8.29
Consumer staples	13.29	11.68	9.85
Consumer discretionary	10.74	11.12	11.27
Financials	8.73	18.90	21.90
Energy	7.79	5.49	7.05
Industrials	3.49	14.82	11.99

Information technology	3.30	6.71	8.42

Utilities	3.21	3.73	3.39

Real estate	1.24	3.61	3.26

Materials	0.00	7.39	7.65

*

The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 06/30/19

	Quarter	1-year	3-year	5-year	Since inception
Ariel International Fund–Investor Class	-0.08	-1.41	3.72	1.15	5.46
Ariel International Fund–Institutional Class	0.00	-1.13	4.01	1.42	5.72
MSCI EAFE Index (net)	3.68	1.08	9.11	2.25	7.22
MSCI ACWI ex-US Index (net)	2.98	1.29	9.39	2.16	6.31

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/18) [1]	Net	Gross
Investor Class	1.13%	1.31%
Institutional Class	0.88%	0.93%

Top ten companies^ (% of net assets)

1.	Deutsche Boerse AG	7.3	6.	Michelin (CGDE)	4.9
2.	Roche Holding AG	6.8	7.	Koninklijke Ahold Delhaize N.V.	4.8
3.	Nintendo Co., Ltd.	6.1	8.	Philip Morris Intl, Inc.	3.8
4.	GlaxoSmithKline plc	6.0	9.	NTT DOCOMO, Inc.	3.5
5.	China Mobile Ltd.	5.3	10.	Nippon Telegraph & Telephone Corp.	3.2

^For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (% of net assets)
Japan	23.20	United States	6.54
Switzerland	10.86	France	5.91
Germany	9.95	Netherlands	4.80
United Kingdom	8.84	Spain	3.87
China	7.31	Finland	3.31

[1]

Effective November 29, 2016, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel International Fund’s total annual operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2020. Prior to November 29, 2016, the Expense Cap was 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class. Prior to January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.

†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.

Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See index descriptions on page 44.

16	ARIELINVESTMENTS.COM

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings* (%)

	Ariel Global Fund†	MSCI ACWI Index

Health care	22.19	11.42

Communication services	19.55	8.72

Information technology	14.56	15.98

Financials	9.01	16.89

Consumer staples	8.81	8.29

Consumer discretionary	7.74	10.83

Energy	5.57	5.88

Industrials	2.77	10.53

Utilities	1.43	3.30

Real estate	0.40	3.21

Materials	0.00	4.94

*

The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 06/30/19

	Quarter	1-year	3-year	5-year	Since inception

Ariel Global Fund–Investor Class	0.84	2.37	7.20	4.41	8.09

Ariel Global Fund–Institutional Class	0.94	2.60	7.47	4.67	8.37

MSCI ACWI Index (net)	3.61	5.74	11.62	6.16	9.98

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/18) [1]	Net	Gross
Investor Class	1.13%	1.46%
Institutional Class	0.88%	0.98%

Top ten companies^ (% of net assets)

1.	Microsoft Corp.	9.6	6.	China Mobile Ltd.	5.1
2.	Roche Holding AG	6.4	7.	Johnson & Johnson	3.9
3.	GlaxoSmithKline plc	5.5	8.	Berkshire Hathaway, Inc., Class B	3.7
4.	Gilead Sciences, Inc.	5.3	9.	Michelin (CGDE)	3.5
5.	Philip Morris Intl, Inc.	5.1	10.	Nintendo Co., Ltd.	3.3

^For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (% of net assets)

United States	44.01	France	4.09
Japan	12.46	Germany	3.77
China	8.05	Finland	2.48
Switzerland	7.33	Netherlands	0.94
United Kingdom	6.36	Canada	0.70

[1]

Effective November 29, 2016, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel Global Fund’s total annual operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2020. Prior to November 29, 2016, the Expense Cap was 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class. Prior to January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.

†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.
Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 44.

800.292.7435	17

Ariel Discovery Fund performance summary INCEPTION: 01/31/11

David M. Maley	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio
manager	manager

Composition of equity holdings (%)

		Russell
	Ariel	2000	Russell	S&P
	Discovery	Value	2000	500
	Fund†	Index	Index	Index

Financial services	20.27	41.78	25.35	19.71

Technology	18.76	10.76	13.60	22.15

Consumer discretionary	14.65	11.12	14.67	14.76

Materials & processing	8.03	5.26	6.31	2.92

Health care	7.60	4.00	15.60	13.72

Utilities	3.78	8.05	4.80	5.33

Producer durables	3.05	11.85	14.14	10.01

Energy	2.26	5.17	3.28	5.05

Consumer staples	0.00	2.02	2.26	6.36

†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 06/30/19

					Since
	Quarter	1-year	3-year	5-year	inception

Ariel Discovery Fund–Investor Class	0.35	-16.74	4.27	-4.02	0.91
Ariel Discovery Fund–Institutional Class+	0.40	-16.48	4.56	-3.78	1.15
Russell 2000® Value Index	1.38	-6.24	9.81	5.39	8.79
Russell 2000® Index	2.10	-3.31	12.30	7.06	10.14
S&P 500® Index	4.30	10.42	14.19	10.71	12.68

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/18) [1]	Net	Gross

Investor Class	1.25%	1.59%

Institutional Class	1.00%	1.15%

Top ten equity holdings (% of net assets)

1.	U.S. Silica Holdings, Inc.	6.5	6.	Telenav, Inc.	4.0
2.	First American Financial Corp.	5.6	7.	ORBCOMM, Inc.	3.8
3.	Kindred Biosciences, Inc.	5.6	8.	Methode Electronics, Inc.	3.2
4.	Cowen Group, Inc., Class A	4.8	9.	Safeguard Scientifics, Inc.	2.8
5.	Century Casinos, Inc.	4.7	10.	Lakeland Industries, Inc.	2.6

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

[1]

Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2020. Through January 31, 2014, the Expense Cap was 1.50% for the Investor Class and 1.25% for the Institutional Class.

Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See index descriptions on page 44. The Ariel Discovery Fund was liquidated and reorganized with and into Ariel Fund after 3:00 PM Central Time on June 28, 2019.

18	ARIELINVESTMENTS.COM

Lazard Ltd. (NYSE: LAZ)
30 Rockefeller Plaza
New York, NY 10112
212.632.6000 | Lazard.com

Lazard is a leading global financial services company with significant brand and franchise value. Its world-class capabilities focus on three practice areas: merger & acquisition advisory services, restructuring advisory services, and asset management. The firm began in 1848 and now operates in 27 countries with over 3,000 employees and ~$235 billion in assets under management. Lazard offers a unique diversified business model with countercyclical aspects that minimize revenue volatility over time versus pure-play peers, creating lower exposure to economic cycles. Advisory share gains in downturns due to restructuring activity are augmented by non-M&A revenue from asset management.

INNOVATION AND SCALE

Since its 2005 IPO, Lazard’s independent boutique advisory model has gained meaningful market share at the expense of the bulge bracket leaders as large global banks have retrenched after the 2008-2009 financial crisis. The asset management business has also experienced material share gains over the same period—more than $50 billion of cumulative net flows since 2005—during a time when passive and alternative asset classes have taken share. Furthermore, half of all assets under management are now in new strategies launched since the IPO, demonstrating Lazard’s ability to innovate and scale new product categories.

COST STRUCTURE IMPROVEMENTS

Perhaps most impressive is management’s admirable success in fixing the cost structure and addressing poor compensation practices of past management which favored insiders over external shareholders. The company has more than doubled operating margins since pre-crisis peaks—low double-digits to over 25% in the last few years. This has allowed for a substantial return of capital to shareholders through share repurchases and dividends, paid for with its prodigious free cash flow.

While shareholders have somewhat been rewarded by the major improvements from its multiyear lows, Lazard continues to trade at an unwarranted discount relative to its intrinsic worth. Specifically, market valuations appear to penalize the company’s leading asset management franchise. Despite outperforming peers, solid growth and industry leading profitability, the broad rerating of traditional asset managers has depressed valuations for Lazard.

VALUATION LEVELS UNDERVALUED BY THE MARKET

On the financial advisory side, geopolitical concerns have weighed heavily on merger and acquisition activity outlooks. The negative sentiment has been particularly acute for Lazard given the company’s preeminent position in European cross-border transactions. Uncertainty surrounding Brexit and the fate of the European Union have cast a dark cloud over its primary franchise. More recently, the fears concerning trade wars and broad protectionism have rattled CEO confidence. Despite excellent capital market conditions, weakened confidence in combination with elevated valuation levels for potential acquisitions has slowed transaction activity. Finally, although transaction volumes and revenue productivity remain healthy, the investment community has wondered how long the good times can last for investment bankers with the global M&A market entering its 10th year of this cycle.

As a result, Lazard shares trade at valuation levels not seen since the depths of the great recession in 2009. We think this is a severe penalty for a well-managed company with proven execution, tremendous competitive advantages, and a pristine balance sheet suffering through a cyclical rough patch. As of June 28, shares of Lazard traded at $34.39, a 46% discount to our estimate of the company’s intrinsic value of $62 per share.

800.292.7435 19

Molson Coors Brewing Company (NYSE: TAP) 1801 California Street, Suite 4600 Denver, CO 80202 303.927.2337 | Molsoncoors.com

Molson Coors is a Colorado-based beer company that brews, markets, and sells beer and other alcoholic beverages under Coors Light, Miller Lite, Blue Moon, Carling, Henry’s Hard, and Leinenkugel’s among others. The company primarily operates in the mainstream beer segment and mature geographic markets, with the majority of its business in the U.S. and Canada. In October 2016, Molson Coors acquired the remaining 58% stake of its MillerCoors JV with SABMiller for $12 billion. The company was formed in 2005 when Molson (founded in 1786) merged with Adolph Coors Co. (founded in 1873). As of 2017, it was the #5 beer brewer in the world by volume

BRAND LOYALITY

Mainstream beer drinkers are typically brand loyal and Molson Coors’ consistent #1 or #2 position in its core markets is a testament to its brand power and scale. It is the second largest brewer by volume in the U.S., its largest and most profitable market. Historically, Molson Coors has been able to support its brand through effective advertising (“Silver Bullet” and “Taste the Rockies” campaigns) as well as product and packaging innovation (cold activated bottles/ cans). Management has been adept in identifying and executing on productivity enhancements and the U.S. JV consolidation only enhances its scale. Given these attributes, Molson Coors generates healthy free cashflow, with roughly $1.4 billion expected this year.

CHANGING CONSUMER TASTES

The stock is down ~50% since the JV consolidation as Molson Coors has struggled to generate volume growth—especially in the important U.S. market, where declines have been more pronounced. This is not only a function of secular pressures facing the overall beer industry, but also a result of its disproportionate exposure to the mainstream and value categories, which have been experiencing headwinds. U.S. per capita beer consumption has been declining for over a decade—driven by changing consumer tastes in wine and spirits, health and wellness, and greater appetite for craft beer and other emerging categories.

MARKETING REFRESH AND BRAND EXPANSION

Management’s strategy to combat these secular trends involves a marketing refresh for the Miller and Coors brands and a greater focus on portfolio premiumization through faster-growing brands and categories, which currently account for 20% of its overall portfolio. In early 2019, Molson Coors hired Michelle St. Jacques, its first-ever female CMO, to lead the refocused marketing efforts. Ms. St. Jacques boasts a resume that includes some of the largest brand portfolios in the world—Kraft Heinz, Unilever, and SC Johnson. We met with her while touring the Molson Coors Milwaukee brewery and were impressed. On the product side, premium brands such as Peroni, Sol, and Arnold Palmer have shown progress this year. Molson Coors is also exploring the nascent nonalcoholic cannabis beverage space through its Hexo JV in Canada. Additionally, it is executing on its $700 million savings plan in an effort to support brand investment and profit flow while focusing on debt-paydown.

While stabilization will likely take time, the market is overly pessimistic and the current stock price reflects this sentiment. We are cognizant of the challenges facing the beer industry and Molson Coors; however, we believe the company can improve volume performance over the next several years, which should result in meaningful valuation upside from here.

20	ARIELINVESTMENTS.COM

MTS Systems Corporations (NASDAQ: MTSC)
14000 Technology Drive
Eden Prarie, MN 55344
800.328.2255 | MTS.com

Founded in 1966 and headquartered in Eden Prairie, Minnesota, MTS Systems is a leading global supplier of high-performance testing systems and sensors. Its test and simulation solutions simulate real-life forces and motions, helping customers optimize characteristics like durability and performance. Similarly, its specialized sensor products measure properties such as acceleration, position, vibration, motion, pressure and force. Recently, investors have been overly focused on near term headwinds in the automotive testing market, which we believe is too myopic a view. Over the past 50 plus years, MTS Systems has established itself as the trusted supplier of first-of-a-kind solutions, perfectly positioning itself for growing demand across several industries and trends, including industrial innovation, automation and safety.

MORE THAN JUST AUTOMOTIVE TESTING

As a supplier to some of the largest automotive manufacturers in the world, MTS Systems has historically benefitted from the requisite durability testing in the development new car platforms. Amidst the global race to develop fully autonomous vehicles, however, some manufacturers have temporarily put durability testing on hold, prioritizing safety-related testing instead. Not only should that concern prove to be short-sighted – the automotive test business exhibited growth just last quarter - but it also ignores the strong growth in the other 60% of the test business tied to materials, structures and services. In materials for example, the proliferation of carbon fiber composites is driving strong demand from aerospace customers. In structures, natural disasters in heavily populated areas are fueling demand for more robust infrastructure testing. Last quarter, total test segment orders grew 26% and total backlog is near all-time highs.

SENSING AN OPPORTUNITY

With the acquisition of PCB Group in 2016, MTS Systems rounded out its sensors portfolio, adding breadth to its historical specialization in position sensors. Now accounting for nearly 40% of total revenues today, this segment is benefitting from the growing global demand for increased automation, precision and safety. In industrial automation, the company’s products are used to precisely measure the position of anything that’s moving in a factory, from robot arms to saw blades. In automotive, its sensors are used to analyze acceleration, vibration and torque. In defense, military customers are increasingly requiring more sensors, particularly in modern surveillance systems. Overall, management expects double-digit revenue growth in this business for the foreseeable future.

ADEPT CAPITAL ALLOCATION

Over the past few years, management has allocated capital towards acquiring highly complementary businesses, strengthening the balance sheet and paying a dividend. The company acquired sensor business PCB Group a few years ago and flight simulation business E2M Technologies last fall. Both businesses have shifted the overall business mix towards faster growth and higher profitability. In between strategic acquisitions, management has been laser-focused on paying down debt, with more to come this year. Additionally, the company has a long history of paying a consistent dividend and opportunistic stock buy backs.

PASSING THE LONG-TERM TEST

We believe investors are finally starting to acknowledge MTS Systems’ broad growth prospects. Yet even at current stock price levels, investors are still underappreciating several secular opportunities. The company is a rare example of a market share leader in a growing industry trading at an attractive price. As of June 28, shares traded at $58.53, an 11% discount to our private market value of $65.66.

800.292.7435 21

Ariel Fund statistical summary	06/30/19 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar
Company	Ticker symbol	Price 06/30/19	Low	High	2017 actual calendar	2018 actual calendar	Forward 12 months estimate	2017 actual P/E	2018 actual P/E	Forward 12 months P/E	Market cap. ($MM)
U.S. Silica Holdings, Inc.	SLCA	12.79	9.30	27.91	1.77	1.57	0.66	7.2	8.1	19.4	940
MTS Systems Corp.	MTSC	58.53	38.42	59.10	3.03	3.05	3.66	19.3	19.2	16.0	1,048
MSG Networks, Inc.	MSGN	20.74	19.83	28.13	2.35	2.65	2.68	8.8	7.8	7.7	1,553
Knowles Corp.	KN	18.31	12.20	19.43	0.49	0.71	0.86	37.4	25.8	21.3	1,664
Anixter Intl, Inc.	AXE	59.71	50.05	75.00	5.16	5.83	6.42	11.6	10.2	9.3	2,034
Meredith Corp.	MDP	55.06	47.46	62.40	4.33	4.80	6.70	12.7	11.5	8.2	2,487
Adtalem Global Education, Inc.	ATGE	45.05	42.36	58.80	2.94	2.93	3.18	15.3	15.4	14.2	2,566
Brady Corp.	BRC	49.32	36.00	50.12	2.02	2.27	2.62	24.4	21.7	18.8	2,605
Simpson Manufacturing Co., Inc.	SSD	66.46	49.54	78.36	1.94	2.76	3.34	34.3	24.1	19.9	2,968
Kennametal, Inc.	KMT	36.99	30.32	45.10	2.23	3.00	3.42	16.6	12.3	10.8	3,047
TEGNA, Inc.	TGNA	15.15	10.24	16.57	1.15	1.94	1.73	13.2	7.8	8.8	3,277
Lazard Ltd.	LAZ	34.39	31.07	54.64	3.55	4.23	3.75	9.7	8.1	9.2	3,849
Mattel, Inc.	MAT	11.21	9.09	17.73	(3.07)	0.06	0.02	NM	NM	NM	3,873
Janus Henderson Group plc	JHG	21.40	19.00	33.04	2.56	2.85	2.73	8.4	7.5	7.8	4,084
Stericycle, Inc.	SRCL	47.75	34.36	71.43	4.34	4.45	3.83	11.0	10.7	12.5	4,336
Littelfuse, Inc.	LFUS	176.91	155.15	231.85	8.37	11.10	10.36	21.1	15.9	17.1	4,374
Affiliated Managers Group, Inc.	AMG	92.14	83.10	163.55	14.62	14.51	14.44	6.3	6.4	6.4	4,736
First American Financial Corp.	FAF	53.70	41.96	58.29	3.78	4.79	4.98	14.2	11.2	10.8	6,018
JLL	JLL	140.69	119.79	174.42	9.31	12.25	12.69	15.1	11.5	11.1	6,435
The Madison Square Garden Co.	MSG	279.94	240.33	330.00	0.08	2.64	2.24	NM	106.0	125.0	6,651
Charles River Laboratories Intl, Inc.	CRL	141.90	103.00	149.07	4.99	5.80	6.75	28.4	24.5	21.0	6,917
Nielsen Holdings plc	NLSN	22.60	20.53	32.07	1.94	1.83	1.79	11.6	12.3	12.6	8,034
Western Union Co.	WU	19.89	16.42	20.80	1.95	2.02	1.93	10.2	9.8	10.3	8,610
Interpublic Group of Cos., Inc.	IPG	22.59	19.61	25.10	1.46	1.86	1.98	15.5	12.1	11.4	8,724
Fair Isaac Corp.	FICO	314.02	170.26	320.40	3.77	4.71	6.83	83.3	66.7	46.0	9,124
Snap-on, Inc.	SNA	165.64	135.29	189.46	9.52	11.87	12.45	17.4	14.0	13.3	9,177
Bio-Rad Laboratories, Inc.	BIO	312.59	220.05	345.15	4.22	5.84	7.33	74.1	53.5	42.6	9,321
Mohawk Industries, Inc.	MHK	147.47	109.35	228.49	13.95	12.67	12.17	10.6	11.6	12.1	10,680
Zebra Technologies Corp.	ZBRA	209.49	136.16	237.15	6.92	10.23	12.13	30.3	20.5	17.3	11,307
Masco Corp.	MAS	39.24	27.03	41.00	1.95	2.52	2.82	20.1	15.6	13.9	11,438
Viacom, Inc.	VIAB	29.87	23.31	34.44	3.81	4.10	4.35	7.8	7.3	6.9	12,047
Molson Coors Brewing Co.	TAP	56.00	53.25	71.04	5.22	5.92	5.74	10.7	9.5	9.8	12,118
J.M. Smucker Co.	SJM	115.19	91.32	128.43	9.06	8.40	8.51	12.7	13.7	13.5	13,102
KKR & Co., Inc.	KKR	25.27	18.30	28.73	1.66	1.93	1.97	15.2	13.1	12.8	13,492
Keysight Technologies, Inc.	KEYS	89.81	53.21	93.77	2.40	3.10	4.03	37.4	29.0	22.3	16,848
Laboratory Corp. of America Holdings	LH	172.90	119.38	188.65	9.60	11.02	11.44	18.0	15.7	15.1	17,065
CBRE Group, Inc.	CBRE	51.30	37.45	52.41	2.73	3.28	3.83	18.8	15.6	13.4	17,250
Northern Trust Corp.	NTRS	90.00	75.96	115.61	4.74	7.07	7.09	19.0	12.7	12.7	19,591
Royal Caribbean Cruises Ltd.	RCL	121.21	89.48	133.60	7.53	8.87	10.08	16.1	13.7	12.0	25,400

Note: Holdings are as of June 30, 2019. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2019 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and June 30, 2019 stock price. NM=Not Meaningful.

22	ARIELINVESTMENTS.COM

Ariel Appreciation Fund statistical summary	06/30/19 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar
Company	Ticker symbol	Price 06/30/19	Low	High	2017 actual calendar	2018 actual calendar	Forward 12 months estimate	2017 actual P/E	2018 actual P/E	Forward 12 months P/E	Market cap. ($MM)
U.S. Silica Holdings, Inc.	SLCA	12.79	9.30	27.91	1.77	1.57	0.66	7.2	8.1	19.4	940
MSG Networks, Inc.	MSGN	20.74	19.83	28.13	2.35	2.65	2.68	8.8	7.8	7.7	1,553
Knowles Corp.	KN	18.31	12.20	19.43	0.49	0.71	0.86	37.4	25.8	21.3	1,664
Houlihan Lokey, Inc.	HLI	44.53	34.32	53.20	1.89	2.96	3.10	23.6	15.0	14.4	2,912
Kennametal, Inc.	KMT	36.99	30.32	45.10	2.23	3.00	3.42	16.6	12.3	10.8	3,047
Lazard Ltd.	LAZ	34.39	31.07	54.64	3.55	4.23	3.75	9.7	8.1	9.2	3,849
Mattel, Inc.	MAT	11.21	9.09	17.73	(3.07)	0.06	0.02	NM	NM	NM	3,873
Stericycle, Inc.	SRCL	47.75	34.36	71.43	4.34	4.45	3.83	11.0	10.7	12.5	4,336
Littelfuse, Inc.	LFUS	176.91	155.15	231.85	8.37	11.10	10.36	21.1	15.9	17.1	4,374
Nordstrom, Inc.	JWN	31.86	30.55	67.75	2.67	3.86	3.40	11.9	8.3	9.4	4,926
BOK Financial Corp.	BOKF	75.48	69.96	105.22	5.29	7.27	7.11	14.3	10.4	10.6	5,393
First American Financial Corp.	FAF	53.70	41.96	58.29	3.78	4.79	4.98	14.2	11.2	10.8	6,018
JLL	JLL	140.69	119.79	174.42	9.31	12.25	12.69	15.1	11.5	11.1	6,435
The Madison Square Garden Co.	MSG	279.94	240.33	330.00	0.08	2.64	2.24	NM	106.0	125.0	6,651
Charles River Laboratories Intl, Inc.	CRL	141.90	103.00	149.07	4.99	5.80	6.75	28.4	24.5	21.0	6,917
Nielsen Holdings plc	NLSN	22.60	20.53	32.07	1.94	1.83	1.79	11.6	12.3	12.6	8,034
National Oilwell Varco	NOV	22.23	19.57	49.08	0.21	0.55	0.86	105.9	40.4	25.8	8,579
BorgWarner, Inc.	BWA	41.98	32.46	46.97	2.08	4.53	4.38	20.2	9.3	9.6	8,701
Interpublic Group of Cos., Inc.	IPG	22.59	19.61	25.10	1.46	1.86	1.98	15.5	12.1	11.4	8,724
Snap-on, Inc.	SNA	165.64	135.29	189.46	9.52	11.87	12.45	17.4	14.0	13.3	9,177
Tiffany & Co.	TIF	93.64	73.04	141.64	4.13	5.17	5.01	22.7	18.1	18.7	11,368
Viacom, Inc.	VIAB	29.87	23.31	34.44	3.81	4.10	4.35	7.8	7.3	6.9	12,047
Molson Coors Brewing Co.	TAP	56.00	53.25	71.04	5.22	5.92	5.74	10.7	9.5	9.8	12,118
J.M. Smucker Co.	SJM	115.19	91.32	128.43	9.06	8.40	8.51	12.7	13.7	13.5	13,102
KKR & Co., Inc.	KKR	25.27	18.30	28.73	1.66	1.93	1.97	15.2	13.1	12.8	13,492
Cardinal Health, Inc.	CAH	47.10	42.01	58.31	5.24	4.98	5.11	9.0	9.5	9.2	14,036
CarMax, Inc.	KMX	86.83	55.24	88.64	3.60	4.79	5.34	24.1	18.1	16.3	14,361
Keysight Technologies, Inc.	KEYS	89.81	53.21	93.77	2.40	3.10	4.03	37.4	29.0	22.3	16,848
Laboratory Corp. of America Holdings	LH	172.90	119.38	188.65	9.60	11.02	11.44	18.0	15.7	15.1	17,065
CBRE Group, Inc.	CBRE	51.30	37.45	52.41	2.73	3.28	3.83	18.8	15.6	13.4	17,250
Omnicom Group, Inc.	OMC	81.95	65.85	84.35	4.65	6.14	6.54	17.6	13.3	12.5	17,826
CBS Corp.	CBS	49.90	41.38	59.59	4.22	5.23	5.92	11.8	9.5	8.4	18,663
Northern Trust Corp.	NTRS	90.00	75.96	115.61	4.74	7.07	7.09	19.0	12.7	12.7	19,591
Stanley Black & Decker, Inc.	SWK	144.61	106.41	155.22	8.31	9.12	9.75	17.4	15.9	14.8	21,871
Zimmer Biomet Holdings, Inc.	ZBH	117.74	96.99	134.55	8.03	7.64	8.07	14.7	15.4	14.6	24,113
Willis Towers Watson plc	WLTW	191.54	134.50	192.96	8.51	9.73	11.05	22.5	19.7	17.3	24,749
Aflac, Inc.	AFL	54.81	41.45	55.67	3.66	4.36	4.39	15.0	12.6	12.5	40,915
Progressive Corp.	PGR	79.93	56.71	84.30	2.68	4.76	5.35	29.8	16.8	14.9	46,687
Illinois Tool Works, Inc.	ITW	150.81	117.75	158.69	7.02	8.03	8.62	21.5	18.8	17.5	49,134
Blackstone Group L.P.	BX	44.42	26.88	45.64	2.70	2.15	2.59	16.5	20.7	17.2	53,258
Thermo Fisher Scientific, Inc.	TMO	293.68	203.90	298.38	9.49	11.11	12.58	30.9	26.4	23.3	117,466

Note: Holdings are as of June 30, 2019. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2019 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and June 30, 2019 stock price. NM=Not Meaningful.

800.292.7435	23

Ariel Fund schedule of investments	06/30/19 (UNAUDITED)

Number of shares	Common stocks—99.64%	Value

	Consumer discretionary & services—31.22%
3,558,866	Interpublic Group of Cos., Inc.	$80,394,783
539,404	Mohawk Industries, Inc.(a)	79,545,908
6,641,000	Mattel, Inc.(a)	74,445,610
2,451,625	Viacom, Inc., Class B	73,230,039
4,642,452	TEGNA, Inc.	70,333,148
3,103,435	Nielsen Holdings plc	70,137,631
3,234,584	MSG Networks, Inc.(a)(b)	67,085,272
551,440	Royal Caribbean Cruises Ltd.	66,840,042
1,070,881	Meredith Corp.	58,962,708
691,999	Adtalem Global Education, Inc.(a)	31,174,555
33,924	The Madison Square Garden Co., Class A(a)	9,496,685
		681,646,381

	Consumer staples—6.15%
697,845	J.M. Smucker Co.	80,384,765
963,200	Molson Coors Brewing Co.	53,939,200
		134,323,965

	Financial services—25.44%
3,945,339	KKR & Co., Inc.	99,698,716
2,399,203	Lazard Ltd., Class A	82,508,591
517,399	JLL	72,792,865
1,415,353	CBRE Group, Inc., Class A(a)	72,607,609
764,900	Northern Trust Corp.	68,841,000
1,163,188	First American Financial Corp.	62,463,196
373,000	Affiliated Managers Group, Inc.	34,368,220
1,159,249	Janus Henderson Group plc	24,807,929
1,238,554	Western Union Co.	24,634,839
40,863	Fair Isaac Corp.(a)	12,831,799
		555,554,764

	Health care—5.77%
304,600	Laboratory Corp. of America Holdings(a)	52,665,340
262,706	Charles River Laboratories Intl, Inc.(a)	37,277,981
115,381	Bio-Rad Laboratories, Inc.(a)	36,066,947
		126,010,268

	Materials & processing—7.97%
5,706,389	U.S. Silica Holdings, Inc.(b)	72,984,715
943,497	Simpson Manufacturing Co., Inc.	62,704,811
978,400	Masco Corp.	38,392,416
		174,081,942

	Producer durables—20.40%
422,800	Zebra Technologies Corp.(a)	88,572,372
1,857,741	Kennametal, Inc.	68,717,840
740,285	Keysight Technologies, Inc.(a)	66,484,996
401,263	Snap-on, Inc.	66,465,203
1,344,400	Stericycle, Inc.(a)	64,195,100
881,565	MTS Systems Corp.	51,597,999
448,928	Brady Corp., Class A	22,141,129
97,689	Littelfuse, Inc.	17,282,161
		445,456,800

	Technology—2.69%
1,616,065	Knowles Corp.(a)	29,590,150
488,742	Anixter Intl, Inc.(a)	29,182,785
		58,772,935
	Total common stocks (Cost $1,449,927,087)	2,175,847,055

24	ARIELINVESTMENTS.COM

Ariel Fund schedule of investments	06/30/19 (UNAUDITED)

Number of shares	Short-term investments—0.40%	Value

8,688,084	Northern Institutional Treasury Portfolio, 2.22%(c)	$8,688,084
	Total short-term investments (Cost $8,688,084)	8,688,084

	Total Investments—100.04% (Cost $1,458,615,171)	2,184,535,139

	Other Assets less Liabilities—(0.04)%	(924,937)

	Net Assets—100.00%	$2,183,610,202

(a)Non-income producing.

(b)Affiliated company (See Note Three, Transactions with Affiliated Companies).

(c)The rate presented is the rate in effect at June 30, 2019.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

800.292.7435	25

Ariel Appreciation Fund schedule of investments	06/30/19 (UNAUDITED)

Number of shares	Common stocks—97.87%	Value

	Consumer discretionary & services—24.89%
1,160,000	BorgWarner, Inc.	$48,696,800
2,082,430	Interpublic Group of Cos., Inc.	47,042,094
1,805,337	MSG Networks, Inc.(a)	37,442,689
728,000	CBS Corp., Class B	36,327,200
431,300	Omnicom Group, Inc.	35,345,035
2,845,100	Mattel, Inc.(a)	31,893,571
1,306,324	Nielsen Holdings plc	29,522,923
274,400	CarMax, Inc.(a)	23,826,152
514,500	Viacom, Inc., Class B	15,368,115
435,100	Nordstrom, Inc.	13,862,286
131,800	Tiffany & Co.	12,341,752
32,366	The Madison Square Garden Co., Class A(a)	9,060,538
		340,729,155

	Consumer staples—5.71%
454,175	J.M. Smucker Co.	52,316,418
462,000	Molson Coors Brewing Co.	25,872,000
		78,188,418

	Energy—1.05%
642,800	National Oilwell Varco	14,289,444

	Financial services—30.24%
1,059,100	Aflac, Inc.	58,049,271
1,074,200	First American Financial Corp.	57,684,540
624,100	Northern Trust Corp.	56,169,000
590,900	Progressive Corp.	47,230,637
1,228,420	Lazard Ltd., Class A	42,245,364
506,489	BOK Financial Corp.	38,229,790
180,454	Willis Towers Watson plc	34,564,159
718,952	Houlihan Lokey, Inc.	32,014,933
354,000	Blackstone Group L.P.	15,724,680
621,468	KKR & Co., Inc.	15,704,496
182,250	CBRE Group, Inc., Class A(a)	9,349,425
49,580	JLL	6,975,410
		413,941,705

	Health care—13.60%
337,800	Laboratory Corp. of America Holdings(a)	58,405,620
420,500	Zimmer Biomet Holdings, Inc.	49,509,670
94,354	Thermo Fisher Scientific, Inc.	27,709,883
568,500	Cardinal Health, Inc.	26,776,350
167,680	Charles River Laboratories Intl, Inc.(a)	23,793,792
		186,195,315

	Materials & processing—1.46%
1,557,580	U.S. Silica Holdings, Inc.	19,921,448

	Producer durables—19.88%
404,199	Stanley Black & Decker, Inc.	58,451,217
1,402,200	Kennametal, Inc.	51,867,378
243,250	Illinois Tool Works, Inc.	36,684,533
735,200	Stericycle, Inc.(a)	35,105,800
209,700	Snap-on, Inc.	34,734,708
381,215	Keysight Technologies, Inc.(a)	34,236,919
119,100	Littelfuse, Inc.	21,069,981
		272,150,536

26	ARIELINVESTMENTS.COM

Ariel Appreciation Fund schedule of investments	06/30/19 (UNAUDITED)

Number of shares	Common stocks—97.87%	Value

	Technology—1.04%
780,400	Knowles Corp.(a)	$14,289,124

	Total common stocks (Cost $843,837,048)	1,339,705,145

Number of shares	Short-term investments—2.05%	Value

28,039,840	Northern Institutional Treasury Portfolio, 2.22%(b)	$28,039,840
	Total short-term investments (Cost $28,039,840)	28,039,840

	Total Investments—99.92% (Cost $871,876,888)	1,367,744,985

	Other Assets less Liabilities—0.08%	1,145,226

	Net Assets—100.00%	$1,368,890,211

(a)Non-income producing.

(b)The rate presented is the rate in effect at June 30, 2019.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

800.292.7435	27

Ariel Focus Fund schedule of investments	06/30/19 (UNAUDITED)

Number of shares	Common stocks—98.78%	Value

	Consumer discretionary & services—16.82%
59,000	CBS Corp., Class B	$2,944,100
56,600	BorgWarner, Inc.	2,376,068
50,600	Viacom, Inc., Class B	1,511,422
9,500	Mohawk Industries, Inc.(a)	1,400,965
61,900	Nielsen Holdings plc	1,398,940
		9,631,495

	Consumer staples—2.84%
14,100	J.M. Smucker Co.	1,624,179

	Energy—5.92%
18,500	Exxon Mobil Corp.	1,417,655
40,700	Apache Corp.	1,179,079
35,600	National Oilwell Varco	791,388
		3,388,122

	Financial services—30.39%
77,500	Blackstone Group L.P.	3,442,550
114,600	KKR & Co., Inc.	2,895,942
112,000	Western Union Co.	2,227,680
64,600	Lazard Ltd., Class A	2,221,594
10,500	Goldman Sachs Group, Inc.	2,148,300
30,500	First American Financial Corp.	1,637,850
19,900	Progressive Corp.	1,590,607
28,000	Bank of New York Mellon Corp.	1,236,200
		17,400,723

	Health care—15.36%
155,800	Hanger, Inc.(a)	2,983,570
19,700	Zimmer Biomet Holdings, Inc.	2,319,478
13,300	Johnson & Johnson	1,852,424
9,500	Laboratory Corp. of America Holdings(a)	1,642,550
		8,798,022

	Materials & processing—3.78%
86,600	Mosaic Co.	2,167,598

	Producer durables—18.23%
18,600	Snap-on, Inc.	3,080,904
6,456	Lockheed Martin Corp.	2,347,014
8,900	Zebra Technologies Corp.(a)	1,864,461
7,800	Stanley Black & Decker, Inc.	1,127,958
21,700	Stericycle, Inc.(a)	1,036,175
64,300	Team, Inc.(a)	985,076
		10,441,588

	Technology—5.44%
54,700	Oracle Corp.	3,116,259

	Total common stocks (Cost $46,813,479)	56,567,986

28	ARIELINVESTMENTS.COM

Ariel Focus Fund schedule of investments	06/30/19 (UNAUDITED)

Number of shares	Short-term investments—0.94%	Value

535,333	Northern Institutional Treasury Portfolio, 2.22%(b)	$535,333
	Total short-term investments (Cost $535,333)	535,333

	Total Investments—99.72% (Cost $47,348,812)	57,103,319

	Other Assets less Liabilities—0.28%	161,111

	Net Assets—100.00%	$57,264,430

(a)Non-income producing.

(b)The rate presented is the rate in effect at June 30, 2019.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

800.292.7435	29

Ariel Discovery Fund schedule of investments	06/30/19 (UNAUDITED)

Number of shares	Common stocks—78.40%	Value

	Consumer discretionary & services—14.65%
93,642	Century Casinos, Inc.(a)	$908,327
45,400	Lakeland Industries, Inc.(a)	508,480
16,600	Movado Group, Inc.	448,200
43,692	Green Brick Partners, Inc.(a)	363,081
14,474	Rosetta Stone, Inc.(a)	331,165
11,303	Strattec Security Corp.	272,402
		2,831,655
	Energy—2.26%
85,649	Mitcham Industries, Inc.(a)	338,314
13,964	Gulf Island Fabrication, Inc.(a)	99,144
		437,458
	Financial services—20.27%
20,200	First American Financial Corp.	1,084,740
53,808	Cowen Group, Inc., Class A(a)	924,960
44,220	Safeguard Scientifics, Inc.(a)	533,735
26,218	Tejon Ranch Co.(a)	434,957
20,545	Capital Southwest Corp.	430,418
177,300	180 Degree Capital Corp.(a)	345,735
7,900	Jernigan Capital, Inc.	161,950
		3,916,495
	Health care—7.60%
129,022	Kindred Biosciences, Inc.(a)	1,074,753
61,980	Cumberland Pharmaceuticals, Inc.(a)	394,813
		1,469,566

	Materials & processing—8.03%
97,600	U.S. Silica Holdings, Inc.	1,248,304
23,899	Aspen Aerogels, Inc.(a)	170,400
44,654	Orion Energy Systems, Inc.(a)	132,622
		1,551,326

	Producer durables—3.05%
61,632	Perceptron, Inc.(a)	274,262
64,550	Ballantyne Strong, Inc.(a)	208,496
12,610	CPI Aerostructures, Inc.(a)	106,050
		588,808

	Technology—18.76%
96,659	Telenav, Inc.(a)	773,272
21,400	Methode Electronics, Inc.	611,398
58,169	GSI Technology, Inc.(a)	498,508
158,406	Alithya Group, Inc.(a)	415,024
96,284	EMCORE Corp.(a)	316,774
201,211	Synacor, Inc.(a)	313,889
10,615	AstroNova, Inc.	274,292
138,523	RealNetworks, Inc.(a)	263,194
35,623	PCTEL, Inc.(a)	157,810
		3,624,161

	Utilities—3.78%
100,751	ORBCOMM, Inc.(a)	730,445

	Total common stocks (Cost $13,844,353)	15,149,914

30	ARIELINVESTMENTS.COM

Ariel Discovery Fund schedule of investments	06/30/19 (UNAUDITED)

Number of shares	Short-term investments—21.35%	Value

4,124,758	Northern Institutional Treasury Portfolio, 2.22%(b)	$4,124,758
	Total short-term investments (Cost $4,124,758)	4,124,758

	Total Investments—99.75% (Cost $17,969,111)	19,274,672

	Other Assets less Liabilities—0.25%	47,771

	Net Assets—100.00%	$19,322,443

(a)Non-income producing.

(b)The rate presented is the rate in effect at June 30, 2019.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

800.292.7435	31

Ariel International Fund schedule of investments	06/30/19 (UNAUDITED)

Number of shares	Common stocks—91.12%	Value

	Belgium—0.22%
12,577	Galapagos N.V.(a)	$1,622,483

	Canada—1.44%
190,920	IGM Financial, Inc.	5,451,108
40,986	Magna International, Inc.	2,039,363
64,108	Suncor Energy, Inc.	1,999,780
57,395	Hydro One Ltd.	1,001,032
760	Fairfax Financial Holdings Ltd.	373,027
		10,864,310

	China—7.31%
3,337,000	China Mobile Ltd.	30,393,839
129,295	Baidu, Inc. ADR(a)	15,174,061
214,714	China Mobile Ltd. ADR	9,724,397
		55,292,297

	Finland—3.31%
4,084,837	Nokia Corp. ADR	20,465,033
763,655	Nokia Corp.	3,791,225
25,281	Nokian Renkaat Corp.	789,393
		25,045,651

	France—5.91%
290,187	Michelin (CGDE)	36,808,337
41,057	Safran SA	6,015,480
15,548	Thales SA	1,920,892
		44,744,709

	Germany—9.95%
388,531	Deutsche Boerse AG	54,959,748
7,151,421	Telefonica Deutschland Holding	19,980,032
3,303	Beiersdorf AG	396,429
		75,336,209

	Hong Kong—0.44%
19,245,302	Li & Fung Ltd.	3,350,565

	Italy—2.88%
4,229,826	Snam SpA	21,023,353
120,175	Italgas SpA	807,334
		21,830,687

	Japan—23.20%
126,800	Nintendo Co., Ltd.	46,443,742
1,124,000	NTT DOCOMO, Inc.	26,193,480
522,800	Nippon Telegraph & Telephone Corp.	24,327,669
917,800	Japan Tobacco, Inc.	20,256,041
431,400	Bridgestone Corp.	16,973,508
647,300	Subaru Corp.	15,723,960
73,800	Daito Trust Construction Co., Ltd.	9,401,688
164,000	Mabuchi Motor Co., Ltd.	5,605,343
59,500	Shimamura Co., Ltd.	4,442,564
40,300	Secom Co., Ltd.	3,466,514
83,100	Ono Pharmaceutical Co., Ltd.	1,489,117
97,900	Shizuoka Bank Ltd.	720,981
5,600	Toyota Motor Corp.	347,380
10,100	Askul Corp.	215,743
		175,607,730

32	ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	06/30/19 (UNAUDITED)

Number of shares	Common stocks—91.12%	Value

	Luxembourg—1.15%
183,833	Tenaris ADR	$4,836,646
75,158	RTL Group	3,849,216
		8,685,862

	Netherlands—4.80%
1,613,847	Koninklijke Ahold Delhaize N.V.	36,294,716

	Portugal—0.02%
10,363	Jeronimo Martins SGPS SA	166,917

	Singapore—0.28%
363,200	Singapore Exchange Ltd.	2,126,049

	Spain—3.87%
622,066	Endesa SA	15,993,212
519,393	Tecnicas Reunidas SA	13,323,977
		29,317,189

	Switzerland—10.86%
183,668	Roche Holding AG	51,674,264
41,418	Swisscom AG	20,793,856
35,262	Kuehne & Nagel Intl, AG	5,234,034
141,819	UBS AG(a)	1,685,208
313	SGS SA	797,409
8,416	Novartis AG	768,465
18,650	ams AG(a)	731,137
4,703	Nestle SA	486,873
		82,171,246

	United Arab Emirates—0.10%
4,048,694	Dubai Financial Market(a)	777,665

	United Kingdom—8.84%
2,137,478	GlaxoSmithKline plc	42,796,656
184,233	Reckitt Benckiser Group plc	14,538,692
614,284	National Grid plc	6,520,160
61,264	GlaxoSmithKline plc ADR	2,451,785
225,744	Kingfisher plc	616,083
		66,923,376

	United States—6.54%
361,756	Philip Morris Intl, Inc.	28,408,699
76,780	EOG Resources, Inc.	7,152,825
44,960	Pioneer Natural Resources Co.	6,917,546
70,966	Core Laboratories N.V.	3,710,102
99,024	Fluor Corp.	3,336,119
		49,525,291
	Total common stocks (Cost $694,376,359)	689,682,952

800.292.7435	33

Ariel International Fund schedule of investments	06/30/19 (UNAUDITED)

Number of shares	Investment companies—0.24%	Value

	Exchange traded funds—0.24%
43,844	Vanguard FTSE Developed Markets ETF	$1,828,733
	Total Investment companies (Cost $1,600,889)	1,828,733

Number of shares	Short-term investments—5.03%	Value

38,082,221	Northern Institutional Treasury Portfolio, 2.22%(b)	$38,082,221
	Total short-term investments (Cost $38,082,221)	38,082,221

	Total Investments—96.39% (Cost $734,059,469)	729,593,906

	Cash, Foreign Currency, Other Assets less Liabilities—3.61%	27,335,016

	Net Assets—100.00%	$756,928,922

34	ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	06/30/19 (UNAUDITED)

At June 30, 2019, the open forward currency contracts are:

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)

Open forward currency contracts with unrealized appreciation
09/12/2019	UBS AG	NOK	10,077,011	EUR	1,021,694	$15,050
09/12/2019	UBS AG	SEK	23,554,076	EUR	2,217,036	14,090
09/12/2019	UBS AG	AUD	49,525,734	USD	34,681,386	168,025
09/12/2019	UBS AG	JPY	1,325,877,289	USD	12,342,537	23,655
09/12/2019	UBS AG	NOK	26,179,237	USD	3,019,205	56,190
09/12/2019	UBS AG	SEK	108,226,826	USD	11,586,224	131,571

Subtotal UBS AG						408,581

09/12/2019	Northern Trust	SEK	47,283,138	USD	5,065,146	54,233

09/12/2019	Northern Trust	SGD	7,622,008	USD	5,599,518	40,412

Subtotal Northern Trust						94,645

09/12/2019	JPMorgan Chase	AUD	8,147,288	USD	5,702,776	30,167

Subtotal JPMorgan Chase						30,167

Subtotal - Open forward currency contracts with unrealized appreciation						$533,393

Open forward currency contracts with unrealized depreciation
09/12/2019	UBS AG	EUR	476,407	CNH	3,756,000	(1,457)
09/12/2019	UBS AG	GBP	2,121,236	CNH	18,777,564	(28,749)
09/12/2019	UBS AG	USD	28,897,050	CNH	200,290,946	(241,717)
09/12/2019	UBS AG	GBP	31,985,873	USD	40,869,309	(110,306)

Subtotal UBS AG						(382,229)

09/12/2019	Northern Trust	USD	1,541,885	CAD	2,056,682	(30,835)
09/12/2019	Northern Trust	USD	9,074,752	CNH	62,894,383	(75,261)

Subtotal Northern Trust						(106,096)

09/12/2019	JPMorgan Chase	AUD	6,219,868	CAD	5,812,106	(67,757)
09/12/2019	JPMorgan Chase	GBP	878,541	CAD	1,496,703	(25,002)
09/12/2019	JPMorgan Chase	USD	1,507,756	CAD	1,974,243	(1,924)
09/12/2019	JPMorgan Chase	USD	2,174,777	CAD	2,902,986	(45,101)
09/12/2019	JPMorgan Chase	AUD	1,895,112	CHF	1,301,000	(8,362)
09/12/2019	JPMorgan Chase	JPY	1,036,925,498	CNH	66,915,731	(63,851)
09/12/2019	JPMorgan Chase	AUD	5,899,643	EUR	3,629,600	(638)
09/12/2019	JPMorgan Chase	JPY	823,859,638	EUR	6,742,348	(28,778)

Subtotal JPMorgan Chase						(241,413)

Subtotal - Open forward currency contracts with unrealized depreciation						$(729,738)

Net unrealized appreciation (depreciation) on forward currency contracts						$(196,345)

(a)Non-income producing.

(b)The rate presented is the rate in effect at June 30, 2019.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

800.292.7435	35

Ariel Global Fund schedule of investments	06/30/19 (UNAUDITED)

Number of shares	Common stocks—92.03%	Value

	Canada—0.70%
10,003	IGM Financial, Inc.	$285,604
7,326	Suncor Energy, Inc.	228,527
1,851	Magna International, Inc.	92,101
		606,232

	Chile—0.09%
2,557	Banco Santander-Chile ADR	76,505

	China—8.05%
482,500	China Mobile Ltd.	4,394,674
21,898	Baidu, Inc. ADR(a)	2,569,949
		6,964,623

	Finland—2.48%
304,117	Nokia Corp. ADR	1,523,626
126,049	Nokia Corp.	625,780
		2,149,406

	France—4.09%
23,961	Michelin (CGDE)	3,039,297
3,144	Safran SA	460,644
334	Thales SA	41,264
		3,541,205

	Germany—3.77%
19,393	Deutsche Boerse AG	2,743,242
185,496	Telefonica Deutschland Holding	518,249
		3,261,491

	Hong Kong—0.09%
428,000	Li & Fung Ltd.	74,514

	Japan—12.46%
7,750	Nintendo Co., Ltd.	2,838,636
89,300	NTT DOCOMO, Inc.	2,081,030
36,500	Nippon Telegraph & Telephone Corp.	1,698,470
54,100	Subaru Corp.	1,314,176
56,400	Japan Tobacco, Inc.	1,244,760
27,000	Bridgestone Corp.	1,062,320
2,400	Daito Trust Construction Co., Ltd.	305,746
2,700	Secom Co., Ltd.	232,248
		10,777,386

	Mexico—0.50%
97,194	Wal-Mart de Mexico SAB de CV	265,345
22,218	Banco Santander-Mexico SA ADR	169,968
		435,313

	Netherlands—0.94%
36,141	Koninklijke Ahold Delhaize N.V.	812,795

	Spain—0.61%
20,452	Endesa SA	525,818

36	ARIELINVESTMENTS.COM

Ariel Global Fund schedule of investments	06/30/19 (UNAUDITED)

Number of shares	Common stocks—92.03%	Value

	Switzerland—7.33%
19,724	Roche Holding AG	$5,549,269
1,214	Swisscom AG	609,487
964	Kuehne & Nagel Intl, AG	143,089
1,036	ams AG(a)	40,614
		6,342,459

	Thailand—0.55%
76,900	Kasikornbank PCL	472,797

	United Kingdom—6.36%
238,421	GlaxoSmithKline plc	4,773,673
46,821	National Grid plc	496,970
2,878	Reckitt Benckiser Group plc	227,117
		5,497,760

	United States—44.01%
61,798	Microsoft Corp.	8,278,460
68,331	Gilead Sciences, Inc.	4,616,442
56,027	Philip Morris Intl, Inc.	4,399,800
24,123	Johnson & Johnson	3,359,852
14,973	Berkshire Hathaway, Inc., Class B(a)	3,191,794
38,439	Verizon Communications, Inc.	2,196,020
51,759	Schlumberger Ltd.	2,056,903
25,256	Amdocs Ltd.	1,568,145
36,337	Fluor Corp.	1,224,194
12,333	EOG Resources, Inc.	1,148,942
7,123	Pioneer Natural Resources Co.	1,095,945
8,773	Quest Diagnostics, Inc.	893,179
28,096	Tapestry, Inc.	891,486
2,543	Costco Wholesale Corp.	672,013
10,370	U.S. Bancorp	543,388
6,496	QUALCOMM, Inc.	494,151
3,631	Intercontinental Exchange, Inc.	312,048
5,529	Core Laboratories N.V.	289,056
84,927	Acacia Research Corp.(a)	251,384
5,335	Foot Locker, Inc.	223,643
3,814	Southern Co.	210,838
1,343	Acacia Communications, Inc.(a)	63,336
577	Expeditors International of Washington, Inc.	43,771
1,268	Equity Commonwealth	41,235
		38,066,025
	Total common stocks (Cost $66,650,133)	79,604,329

Number of shares	Short-term investments—6.10%	Value

5,279,239	Northern Institutional Treasury Portfolio, 2.22%(b)	$5,279,239
	Total short-term investments (Cost $5,279,239)	5,279,239

	Total Investments—98.13% (Cost $71,929,372)	84,883,568

	Cash, Foreign Currency, Other Assets less Liabilities—1.87%	1,616,218

	Net Assets—100.00%	$86,499,786

800.292.7435	37

Ariel Global Fund schedule of investments	06/30/19 (UNAUDITED)

At June 30, 2019, the open forward currency contracts are:

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)

Open forward currency contracts with unrealized appreciation
09/12/2019	UBS AG	CAD	1,155,193	EUR	761,334	$12,451
09/12/2019	UBS AG	CNH	2,099,545	EUR	266,947	79
09/12/2019	UBS AG	NOK	1,830,413	EUR	185,583	2,734
09/12/2019	UBS AG	SEK	5,094,674	EUR	479,538	3,047
09/12/2019	UBS AG	EUR	563,281	GBP	501,682	5,068
09/12/2019	UBS AG	EUR	150,745	SEK	1,591,302	150
09/12/2019	UBS AG	USD	255,354	SEK	2,356,425	222
09/12/2019	UBS AG	AUD	625,116	USD	437,750	2,121
09/12/2019	UBS AG	CAD	1,703,666	USD	1,276,771	26,001
09/12/2019	UBS AG	CNH	7,860,376	USD	1,143,204	341
09/12/2019	UBS AG	EUR	3,056,886	USD	3,492,015	4,838
09/12/2019	UBS AG	SEK	2,385,260	USD	255,354	2,900

Subtotal UBS AG						59,952

09/12/2019	Northern Trust	AUD	346,308	GBP	190,026	1,537
09/12/2019	Northern Trust	SEK	2,204,249	GBP	185,007	2,905
09/12/2019	Northern Trust	USD	410,235	GBP	321,420	655
09/12/2019	Northern Trust	CHF	904,938	USD	932,140	1,234
09/12/2019	Northern Trust	SGD	742,340	USD	545,361	3,936

Subtotal Northern Trust						10,267

09/12/2019	JPMorgan Chase	CAD	554,991	CHF	407,753	3,829
09/12/2019	JPMorgan Chase	CNH	9,146,936	JPY	142,213,450	4,320
09/12/2019	JPMorgan Chase	EUR	588,039	JPY	71,681,836	4,112

Subtotal JPMorgan Chase						12,261

Subtotal - Open forward currency contracts with unrealized appreciation						$82,480

Open forward currency contracts with unrealized depreciation
09/12/2019	UBS AG	USD	437,750	AUD	627,566	$(3,845)
09/12/2019	UBS AG	USD	642,967	CAD	846,146	(4,070)
09/12/2019	UBS AG	EUR	266,304	CNH	2,099,545	(814)
09/12/2019	UBS AG	JPY	46,517,364	CNH	2,984,063	(270)
09/12/2019	UBS AG	USD	855,138	CNH	5,885,543	(1,104)
09/12/2019	UBS AG	USD	5,227,433	CNH	36,232,334	(43,726)
09/12/2019	UBS AG	GBP	501,682	EUR	558,976	(144)
09/12/2019	UBS AG	USD	3,477,416	EUR	3,056,886	(19,438)
09/12/2019	UBS AG	USD	996,684	JPY	107,100,261	(2,219)
09/12/2019	UBS AG	CNH	7,464,450	USD	1,085,966	(21)
09/12/2019	UBS AG	JPY	107,100,261	USD	1,000,313	(1,410)

Subtotal UBS AG						(77,061)

09/12/2019	Northern Trust	USD	922,218	CHF	904,938	(10,556)

Subtotal Northern Trust						(10,556)

09/12/2019	JPMorgan Chase	AUD	499,634	CHF	343,000	(2,205)
09/12/2019	JPMorgan Chase	JPY	141,740,828	CNH	9,146,936	(8,728)
09/12/2019	JPMorgan Chase	AUD	1,696,529	EUR	1,043,745	(184)
09/12/2019	JPMorgan Chase	JPY	71,817,908	EUR	588,039	(2,842)

Subtotal JPMorgan Chase						(13,959)

Subtotal - Open forward currency contracts with unrealized depreciation						$(101,576)

Net unrealized appreciation (depreciation) on forward currency contracts						$(19,096)

38	ARIELINVESTMENTS.COM

Ariel Global Fund schedule of investments	06/30/19 (UNAUDITED)

(a)Non-income producing.

(b)The rate presented is the rate in effect at June 30, 2019.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

800.292.7435	39

Notes to the schedules of investments	06/30/19 (UNAUDITED)

NOTE ONE  |  ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class. Ariel Discovery Fund ceased operations effective June 28, 2019.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by the Adviser for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bank Global Fund Services serves as the Funds’ transfer agent.

NOTE TWO  |  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies related to investments of the Funds held at June 30, 2019.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Fair value measurements—Accounting Standards CodificationTM 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of June 30, 2019 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Level 1	$2,184,535,139	$1,367,744,985	$57,103,319	$19,274,672
Level 2	—	—	—	—
Level 3	—	—	—	—

Total Investments	$2,184,535,139	$1,367,744,985	$57,103,319	$19,274,672

40	ARIELINVESTMENTS.COM

Notes to the schedules of investments	06/30/19 (UNAUDITED)

Industry classifications for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, and Ariel Discovery Fund are included in the Schedules of Investments for the respective Fund.

Ariel International Fund	Level 1	Level 2*	Level 3	Total

Common stocks
Communication services	$196,880,292	$—	$—	$196,880,292
Consumer discretionary	81,306,896	—	—	81,306,896
Consumer staples	100,548,367	—	—	100,548,367
Energy	37,940,876	—	—	37,940,876
Financials	65,316,121	777,665		66,093,786
Health care	100,802,770	—	—	100,802,770
Industrials	26,375,791	—	—	26,375,791
Information technology	24,987,395	—	—	24,987,395
Real estate	9,401,688	—	—	9,401,688
Utilities	45,345,091	—	—	45,345,091

Total common stocks	$688,905,287	$777,665	$—	$689,682,952
Exchange traded funds	1,828,733	—	—	1,828,733
Short-term investments	38,082,221	—	—	38,082,221

Total investments	$728,816,241	$777,665	$—	$729,593,906

Other financial instruments
Forward currency contracts ^	$—	$(196,345)	$—	$(196,345)

Ariel Global Fund	Level 1	Level 2*	Level 3	Total

Common stocks
Communication services	$16,906,515	$—	$—	$16,906,515
Consumer discretionary	6,697,538	—	—	6,697,538
Consumer staples	7,621,830	—	—	7,621,830
Energy	4,819,373	—	—	4,819,373
Financials	7,795,346	—		7,795,346
Health care	19,192,415	—	—	19,192,415
Industrials	2,396,594	—	—	2,396,594
Information technology	12,594,112	—	—	12,594,112
Real estate	346,981	—	—	346,981
Utilities	1,233,625	—	—	1,233,625

Total common stocks	$79,604,329	$—	$—	$79,604,329
Short-term investments	5,279,239	—	—	5,279,239

Total investments	$84,883,568	$—	$—	$84,883,568

Other financial instruments
Forward currency contracts ^	$—	$(19,096)	$—	$(19,096)

*	As of June 30, 2019, the Level 2 investments held were securities fair valued due to market closure and forward currency contracts. See Schedules of Investments.

^

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Open forward currency contracts with unrealized appreciation and Open forward currency contracts with unrealized depreciation shown in the Schedules of Investments.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay

800.292.7435	41

Notes to the schedules of investments	06/30/19 (UNAUDITED)

gains due to the Fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily, and as noted above, any resulting unrealized gain (loss) is recorded as Net unrealized appreciation (depreciation) on forward currency contracts as disclosed in the Schedules of Investments.

Securities transactions—Securities transactions are accounted for on a trade date basis.

NOTE THREE    |    TRANSACTIONS WITH AFFILIATED COMPANIES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The following transactions were made during the period ended June 30, 2019, with securities that are or were affiliated companies:

	Share activity					Nine months ended June 30, 2019

Security name	Balance September 30, 2018	Purchases	Sales	Balance June 30, 2019	Value	Dividends credited to income	Amount of gain (loss) realized on sale of shares	Amount of change in unrealized gain (loss) on shares	Percent of net assets

Ariel Fund

Bristow Group, Inc. (Producer durables)	3,011,667	—	3,011,667	—	$ —	$ —	$(39,065,111)	$(7,156,773)	—%

MSG Networks, Inc. (Consumer discretionary & services)	3,711,584	298,600	775,600	3,234,584	67,085,272	—	3,288,370	(19,580,896)	3.1

MTS Systems Corp. (Producer durables)	919,365	—	37,800	881,565	—	1,091,898	(659,957)	3,973,531	—

U.S. Silica Holdings, Inc. (Materials & processing)	2,578,061	3,512,168	383,840	5,706,389	72,984,715	977,729	(5,263,949)	(6,465,900)	3.3

					$140,069,987	$2,069,627	$(41,700,647)	$(29,230,038)	6.4%

NOTE FOUR  |  REORGANIZATION

On April 12, 2019, the Board of the Trust approved a Plan of Reorganization (the “Plan”) providing for the reorganization of Ariel Discovery Fund (the “Target Fund”) into Ariel Fund (the “Acquiring Fund”). Pursuant to the Plan, all of the assets of the Target Fund were transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund of equal aggregate value and the Acquiring Fund’s assumption of all of the current and future liabilities of the Target Fund effective June 28, 2019. The cost basis of the investments received from the Target Fund were carried forward to the Acquiring Fund for U.S. GAAP and tax purposes.

42	ARIELINVESTMENTS.COM

Board of trustees

Mellody L. Hobson	Chair, Board of Trustees
Co-CEO and President, Ariel Investments, LLC

William C. Dietrich*	Lead Independent Trustee Retired Executive Director, Shalem Institute for Spiritual Formation, Inc.

Eric H. Holder, Jr.*	Partner, Covington & Burling 82nd Attorney General of the United States

Christopher G. Kennedy*	Chairman, Joseph P. Kennedy Enterprises, Inc.
Founder and Chairman, Top Box Foods

Kim Y. Lew*	Vice President and Chief Investment Officer, Carnegie Corporation of New York

William M. Lewis, Jr.*	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd

Stephen C. Mills*	President, New York Knickerbockers

John W. Rogers, Jr.	Founder, Chairman, Co-CEO and Chief Investment Officer, Ariel Investments, LLC

James M. Williams*	Vice President and Chief Investment Officer, J. Paul Getty Trust

James W. Compton	Trustees Emeritus (no Trustee duties or responsibilities)
Royce N. Flippin, Jr.
H. Carl McCall

*	Independent Trustee

800.292.7435	43

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Fund.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Discovery Fund.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership This index pertains to Ariel Discovery Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

The S&P 500® Index is the most widely accepted barometer of large cap U.S. equities. It includes 500 leading companies. This index pertains to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund.

MSCI EAFE Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex-US Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

MSCI ACWI (All Country World Index) Index is an unmanaged, market weighted index of global developed and emerging markets. The MSCI ACWI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel Global Fund.

Indexes are unmanaged. An investor cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

44	ARIELINVESTMENTS.COM

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

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